Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent events
Subsequent events

22.   Subsequent events

On February 15, 2022, the Partnership paid a cash distribution of $0.3 million, or $0.01 per common unit, with respect to the three months ended December 31, 2021.

On February 15, 2022, the Partnership paid a cash distribution of $3.9 million, or $0.546875 per Series A preferred unit, for the period commencing on November 15, 2021 to February 14, 2022.

On February 24, 2022, the Russian attack on Ukraine started. It may lead to further regional and international conflicts or armed action. It is possible that such conflict could disrupt supply chains and cause instability in the global economy. Additionally, the ongoing conflict could result in the imposition of further economic sanctions by the United States and the European Union against Russia. While much uncertainty remains regarding the global impact of the invasion, it is possible that such tensions could adversely affect the Partnership’s business, financial condition, results of operation and cash flows. Furthermore, it is possible that third parties with whom the Partnership has charter contracts may be impacted by events in Russia and Ukraine, which could adversely affect its operations.

On March 20, 2022, the Höegh Gallant commenced FSRU operations under the NFE Charter with subsidiaries of New Fortress.

On April 1, 2022, the Partnership’s Colombian subsidiary received a notification from the Tax Administration of Cartagena assessing a penalty of approximately $1.8 million for failure to file the 2016 to 2018 ICT returns. Refer to note 17 under “Claims and Contingencies” and “Colombian Municipal Industry and Commerce Tax” for details and management’s assessment.